UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                          1-09848                06-1153720
(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

         9510 Ormsby Station Road, Suite 300
            Louisville, Kentucky                                    40223
(Address of principal executive offices)                         (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act(17 CFR 240.13e-4(c))



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         ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 3, 2005, the Registrant entered into a definitive agreement for the sale of its adult day care segment operations to Active Service Corporation (Active Service) in an asset sale. The Purchase Agreement is by and among the Registrant, Caretenders of Cincinnati, Inc., Adult Day Care of Maryland, Inc., Caretenders of Columbus, Inc., Caretenders of New Jersey, Inc., Caretenders of Southwest Florida, Inc., Caretenders of West Palm Beach, Inc., and Adult Day Care of Louisville, Inc., as Seller, and Active Day FL, Inc., Active Day OH, Inc., Active Day MD, Inc., Active Day KY, Inc. and Active Day Fleet, Inc. as Buyer and Active Service Corporation as Parent. Except with respect of the Purchase Agreement, there is no material relationship between the Registrant or its affiliates and Active Service or its affiliates.

     The purchase price consists of $13.6 million cash plus assumption of approximately $1.4 million of debt. In return, Active Service will acquire substantially all the assets and assume certain working capital liabilities related to the Registrant's 19 medical adult day care centers. The transaction, which is subject to certain conditions including regulatory approvals and third-party consents, is expected to close by October 1, 2005.

         A copy of the press release announcing the transaction is attached to this Current Report on Form 8-K as Exhibit 99.1.

         ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

                  99.1 Press Release dated August 3, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                THE REGISTRANT, INC.

Date:  August 3, 2005                           By    /s/ C. Steven Guenthner
                                                     ---------------------------
                                                     C. Steven Guenthner
                                                     Senior Vice President and
                                                      Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.
--------------

99.1   Press release issued by the Registrant on August 3, 2005.